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Exhibit 99.1

        TRIUMPH GROUP, INC.

LETTER OF TRANSMITTAL
To Tender for Exchange
Registered 8% Senior Notes due 2017
for Outstanding 8% Senior Notes due 2017
Pursuant to the Prospectus Dated                        , 2009

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 2009, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted timely to U.S. Bank National Association (the "Exchange Agent") as follows:

By Mail or Hand Delivery:	U.S. Bank National Association 60 Livingston Avenue Mail Station—EP-MN-WS2N St. Paul, Minnesota 55107-2292
Attention:	Specialized Finance
Phone:	(800) 934-6802
Facsimile Transmission:	(651) 495-8158

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (800) 934-6802.

        The Exchange Offer is not being mailed to, nor will tenders be accepted from or on behalf of, holders of outstanding 8% Senior Notes due 2017 in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

Preliminary Instructions

        The undersigned hereby acknowledges receipt of the Prospectus dated                        , 2009 (the "Prospectus") of Triumph Group, Inc., a Delaware corporation, (the "Issuer"), and this Letter of Transmittal (this "Letter of Transmittal"), which together constitute the Issuer's offer to exchange (the "Exchange Offer") its new 8% Senior Notes due 2017 (the "New Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of its outstanding unregistered 8% Senior Notes due 2017 (the "Old Notes"). For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

        The form and terms of the New Notes will be identical in all material respects to the form and terms of the Old Notes, except that (i) the New Notes will bear a different CUSIP Number from the Old Notes, (ii) the issuance of the New Notes has been registered under the Securities Act and, therefore, the New Notes will not bear legends restricting the transfer thereof and (iii) holders of the New Notes will not be entitled to certain rights under the Registration Rights Agreement dated as of November 16, 2009 (the "Registration Rights Agreement") among the Issuer, the guarantors named therein (the "Guarantors") and the initial purchasers named therein, pursuant to which the Exchange Offer is made. Holders of Old Notes that are accepted for exchange will not receive any interest accrued on the Old Notes at the time of the exchange. See "The Exchange Offer—Interest on the New Notes" in the Prospectus.

        This Letter of Transmittal is to be completed by a holder of Old Notes if certificates representing the Old Notes are to be forwarded herewith. Notwithstanding the foregoing, valid acceptance of the terms of the Exchange Offer may be effected by a participant in the Depository Trust Company ("DTC") tendering Old Notes through the DTC's Automated Tender Offer Program ("ATOP") where the Exchange Agent receives an Agent's Message prior to the Expiration Date. Accordingly, such participant must electronically transmit its acceptance to the DTC through ATOP, and then the DTC will edit and verify the acceptance, execute a book-entry delivery to the Exchange Agent's account at the DTC and send an Agent's Message to the Exchange Agent for its acceptance. By tendering through ATOP, participants in the DTC will expressly acknowledge receipt of this Letter of Transmittal and agree to be bound by its terms and the Issuer will be able to enforce such agreement against such DTC participants.

        The Issuer reserves the right, at any time and from time to time, to extend the Exchange Offer, in which case the term "Expiration Date" means the latest date and time to which the Exchange Offer is extended. In order to extend the Exchange Offer, the Issuer will notify the Exchange Agent thereof by oral or written notice and will issue a press release or other public announcement of such extension, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date. The Exchange Offer is not conditioned upon any minimum aggregate principal amount of Old Notes being tendered or accepted for exchange. However, the Exchange Offer is subject to certain conditions. See "The Exchange Offer—Conditions to the Exchange Offer; Waivers" in the Prospectus.

        Holders who wish to tender their Old Notes but who cannot, prior to 5:00 p.m., New York City time, on the Expiration Date (i) deliver their Old Notes, this Letter of Transmittal or any other required documents to the Exchange Agent or (ii) deliver a confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and otherwise complete the procedures for book-entry transfer, may effect a tender of Old Notes by complying with the guaranteed delivery procedures set forth in Instruction 1 attached to this Letter of Transmittal. Delivery of documents to DTC or the Issuer does not constitute delivery to the Exchange Agent.

        HOLDERS OF OLD NOTES SHOULD COMPLETE THE APPROPRIATE BOXES BELOW AND SIGN THIS LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE HOLDERS ELECT TO TAKE WITH RESPECT TO THE EXCHANGE OFFER.

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the Old Notes described in Box I (Description of Tendered Notes) (the "Tendered Notes"). The undersigned is the registered owner of all the Tendered Notes, and the undersigned represents that it has received from each beneficial owner of the Tendered Notes described in Box II (Beneficial Owner(s)) (a "Beneficial Owner") a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Tendered Notes.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the Tendered Notes with the full power of substitution to (i) deliver certificates for the Tendered Notes to the Issuer and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, (ii) present the Tendered Notes for transfer on the books of the Issuer and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be an irrevocable power coupled with an interest.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender, tender, sell, assign and transfer the Tendered Notes and that the Issuer will acquire good and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale and transfer and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned further represents and warrants to the Issuer that (i) the information set forth in Box II (Beneficial Owner(s)) is correct, (ii) any New Notes to be received by the undersigned and any Beneficial Owner in exchange for the Tendered Notes will be acquired in the ordinary course of the undersigned's or any Beneficial Owner's business, (iii) neither the undersigned nor any Beneficial Owner has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the New Notes in violation of the provisions of the Securities Act, (iv) neither the undersigned nor any Beneficial Owner is an "affiliate" (within the meaning of Rule 405 under the Securities Act) of the Issuer or if the undersigned or any Beneficial Owner is an affiliate, the undersigned or such Beneficial Owner will comply with the registration and prospectus delivery requirements of the Securities Act to the extent practicable, and (v) if the undersigned or any Beneficial Owner is a broker-dealer, the undersigned or such Beneficial Owner is participating in the Exchange Offer for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities, and the undersigned and each Beneficial Owner will deliver a prospectus in connection with any resale of the New Notes.

        The undersigned agrees that acceptance of any Tendered Notes by the Issuer and the issuance of New Notes in exchange therefor will constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement (as applicable) and that the Issuer will have no further obligations or liabilities thereunder (except as expressly provided therein).

        The undersigned and each Beneficial Owner also acknowledge as follows: The Exchange Offer is being made in reliance on existing interpretations of the Securities Act by the staff of the Securities and Exchange Commission (the "Commission") set forth in several "no-action" letters to third parties and unrelated to the Issuer and the Exchange Offer and, based on such interpretations, the Issuer believes that the New Notes issued pursuant to the Exchange Offer in exchange for Old Notes may be offered for resale, resold and otherwise transferred by the holders thereof (other than any such holder which is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act) without further compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. Any holder which is an affiliate of the Issuer or which intends to participate in the Exchange Offer for the purpose of distributing the New Notes (i) will not be able to rely on the interpretations by the staff of the Commission set forth in the above-mentioned "no action" letters, (ii) will not be able to tender its Old Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer unless such sale or transfer is made pursuant to an exemption from such requirements. Failure to comply with such requirements may result in such holder incurring liability under the Securities Act for which the holder is not indemnified by the Issuer. The undersigned and each Beneficial Owner acknowledge that the Issuer has not sought or received its own "no action" letter with respect to the Exchange Offer and the related transactions, and that there can be no assurance that the staff of the Commission will make a determination in the case of the Exchange Offer and such transactions that is similar to its determinations in the above-mentioned "no action" letters.

        If the undersigned or any Beneficial Owner is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities, the undersigned acknowledges that it and each such Beneficial Owner will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. However, by so acknowledging and so delivering a prospectus, neither the undersigned nor any such Beneficial Owner will be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The above-referenced prospectus may be the Prospectus (as it may be amended or supplemented from time to time) only if it contains a plan of distribution and selling security holder information with respect to such resale transactions (but need not name the undersigned or disclose the amount of New Notes held by the undersigned or any such Beneficial Owner).

        The undersigned further acknowledges that the Issuer may rely upon each of the foregoing representations and covenants for purposes of the Exchange Offer.

        The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Tendered Notes. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned and each Beneficial Owner hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and such Beneficial Owner, and shall not be affected by, and shall survive the death or incapacity of, the undersigned and such Beneficial Owner.

        For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Tendered Notes when, as and if the Issuer has given written or oral notice thereof to the Exchange Agent.

        The undersigned understands that tenders of the Tendered Notes pursuant to the procedures described in the Prospectus under "The Exchange Offer—Procedures for Tendering" and in the Instructions hereto will constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

        The undersigned recognizes that (i) under certain circumstances set forth in the Prospectus under "The Exchange Offer—Conditions to the Exchange Offer; Waivers," the Issuer will not be required to accept the Tendered Notes for exchange and (ii) the undersigned may withdraw its tender of Tendered Notes only as set forth in the Prospectus under "The Exchange Offer—Withdrawal of Tenders." Tendered Notes not accepted for exchange or which have been withdrawn will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date, in the manner set forth in the next succeeding paragraph.

        Unless otherwise indicated in Box V (Special Issuance Instructions), please issue certificates for the New Notes (and, if applicable, substitute certificates representing any Old Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated in Box VI (Special Delivery Instructions), please (i) send certificates for the New Notes (and, if applicable, substitute certificates representing Old Notes not exchanged) to the undersigned at the address indicated in Box I (Description of Tendered Notes) or (ii) in the case of a book-entry tender of Old Notes, please credit the New Notes (and, if applicable, Old Notes not exchanged) to the account at DTC indicated in Box III (Method of Delivery).

        PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

BOX I DESCRIPTION OF TENDERED NOTES*

Name(s) and Address(es) of Registered Note Holder(s), exactly as name(s) appear(s) on Old Note Certificate(s)	Certificate Number(s) of Old Notes**	Aggregate Principal Amount Represented by Certificate(s)	Aggregate Principal Amount Tendered***

Total:

* List the Old Notes to which this Letter of Transmittal relates. If the space provided is inadequate, the Certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule attached hereto.
** Need not be completed by persons tendering by book-entry transfer.

*** Tenders of Old Notes must be in a minimum principal amount of $1,000 or an integral multiple of $1,000 in excess thereof. Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Certificate(s) set forth above. See Instruction 2.

BOX II BENEFICIAL OWNER(S)

State of Principal Residence of Each Beneficial Owner of Tendered Notes	Principal Amount of Tendered Notes Held for Account of Beneficial Owner

BOX III METHOD OF DELIVERY (See Instruction 1)
☐ CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution

Account Number

Transaction Code Number

☐ CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.
☐ CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name (s) of Registered Holder (s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following:
Name of Tendering Institution

Account Number and Transaction Code Number

BOX IV ATTENTION BROKER-DEALERS

☐    CHECK HERE IF THE UNDERSIGNED OR ANY BENEFICIAL OWNER OF
        TENDERED NOTES IS A BROKER-DEALER AND WISHES TO RECEIVE
        10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
AMENDMENTS OR SUPPLEMENTS THERETO:
Name:

Address:

BOX V SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for New Notes and/or certificates for Old Notes not exchanged are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VII (Signature).
Issue: New Notes issued and/or Old Notes not exchanged to:
Name (s)

(Please Type or Print)

(Please Type or Print)
Address (es)

(Zip Code)

Taxpayer Identification Number or Social Security Number

BOX VI SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if (1) certificates for New Notes and/or certificates for Old Notes not exchanged are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal in Box VII (Signature) at the address(es) indicated in Box I (Description of Tendered Notes) or (2) New Notes and/or Old Notes not exchanged are to be issued or returned, respectively, to an account maintained at DTC other than the account indicated in Box III (Method of Delivery).
Send: New Notes and/or Old Notes not exchanged to:
Issue: New Notes issued and/or Old Notes not exchanged to:
Name (s)

(Please Type or Print)
(Please Type or Print)
Address (es)

(Zip Code)
Credit: New Notes and/or Old Notes not exchanged to DTC account as follows:
Name (s)

(Please Type or Print)
(Please Type or Print)
Crediting Instructions

Account Number (s)

  BOX VII
  SIGNATURE: TO BE COMPLETED BY ALL TENDERING HOLDERS
  (See Instructions 1 and 3)
  In addition, Substitute Form W-9 on the following page must be completed and signed.

, 200_
, 200_
, 200_
Signatures by Tendering Holders	Date

Area Code(s) and Telephone Number(s)

              For any Tendered Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Tendered Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents submitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and the other information indicated below and, unless waived by the Issuer, submit herewith evidence satisfactory to the Issuer of authority to so act. See Instruction 3.

Name(s)

(Please Type or Print)
Capacity
Address(es)

(Including Zip Code)

Area Code and Telephone Number

Tax Identification Number or Social Security Number

SIGNATURE GUARANTEE
(if required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Print Name)
(Title)
(Name of Firm—Must be an Eligible Institution as defined in Instruction 3)

Address

Area Code and Telephone Number

PAYOR'S NAME: TRIUMPH GROUP, INC.*

Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See Instruction 3 if your name has changed).

SUBSTITUTE FORM W-9	Address
City, State and ZIP Code
List account number(s) here (optional)
Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER ("TIN") IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or TIN

Part 2—Check the box if you are NOT subject to backup withholding because you are not a U.S. person, and either:
(1) you are exempt from backup withholding;
(2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or
(3) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. ☐

Part 3—CERTIFICATION—UNDER THE PENALTIES OR PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
Awaiting TIN ☐
SIGNATURE DATE

* See Instruction 5.

Note:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9 ABOVE. CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor, a portion of all payments made to me pursuant to the Exchange Offer shall be retained until I provide a taxpayer identification number to the payor and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and all reportable payments made to me thereafter will be subject to backup withholding until I provide a number.
SIGNATURE	DATE

 TRIUMPH GROUP, INC.

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

        1.    Delivery of this Letter of Transmittal and Tendered Notes; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed by holders of Old Notes if (i) certificates are to be forwarded herewith or (ii) a tender of certificates for Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the book-entry transfer procedures set forth under "The Exchange Offer—Procedures for Tendering" in the Prospectus. Certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and, in the case of certificates, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth on the front cover and back cover hereof prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

        Holders who wish to tender their Old Notes but who cannot, prior to 5:00 p.m., New York City time, on the Expiration Date (i) deliver their Old Notes, this Letter of Transmittal or any other documents required by this Letter of Transmittal to the Exchange Agent or (ii) deliver a Book-Entry Confirmation and otherwise complete the procedures for book-entry transfer, may effect a tender of Old Notes by complying with the guaranteed delivery procedures set forth in the instructions to the Notice of Guaranteed Delivery accompanying this Letter of Transmittal. Pursuant to such procedures, (a) the tender must be made through an Eligible Institution (as defined in Instruction 3); (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, registered or certified mail or hand delivery) setting forth the name and address of the tendering holder, the certificate number(s) of the Tendered Notes and the principal amount of the Tendered Notes, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof) together with the certificates(s) representing the Tendered Notes (or a Book-Entry Confirmation) and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (c) this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, as well as the certificates(s) representing the Tendered Notes in proper form for transfer (or a Book-Entry Confirmation), and all other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

        The method of delivery of this Letter of Transmittal, the Tendered Notes and all other required documents is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the Exchange Agent. As an alternative to delivery by mail, holders may wish to consider overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

        2.    Tender by Registered Holder; Instructions to Beneficial Holders; Partial Tenders.    Only a holder in whose name Old Notes are registered may execute and deliver this Letter of Transmittal and tender Old Notes in the Exchange Offer. Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust, company or other nominee and who wishes to tender such Old Notes should (i) contact such registered holder promptly and instruct such registered holder to tender such Old Notes on such Beneficial Owner's behalf, (ii) properly complete and duly execute the form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal and (iii) timely deliver such form to such registered holder. The Issuer, the Exchange Agent and the transfer and registrar for the Old Notes shall be entitled to rely upon all representations, warranties, covenants and instructions given or made by such registered holder and/or such Beneficial Owner. If such Beneficial Owner wishes to tender Old Notes on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner's name or obtain a properly completed bond power from the registered holder. Any such transfer of registered ownership may take considerable time.

        Tendered Notes must be in a minimum principal amount of $1,000 or an integral multiple of $1,000 in excess thereof. If less than the entire principal amount of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should indicate the aggregate principal amount of Old Notes to be tendered in Box I (Description of Tendered Notes) under the caption "Aggregate Principal Amount Tendered." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Old Notes held by the tendering holder is not tendered for exchange, then (i) unless otherwise indicated in Box V (Special Issuance Instructions), certificates evidencing untendered Old Notes and New Notes issued pursuant to the Exchange Offer will be issued in the name of the person signing this Letter of Transmittal and (ii) unless otherwise indicated in Box VI (Special Delivery Instructions), such certificates will be sent to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes) (or, in the case of a book-entry tender of Old Notes, credited to the account at DTC indicated in Box III (Method of Delivery)).

        3.    Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.    If this Letter of Transmittal is signed by the registered holder of the Tendered Notes, the signature must correspond exactly with the name(s) as written on the face of the certificates for the Tendered Notes without any change whatsoever. If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

        When this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) and signatures on each such endorsement or bond power must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

        Endorsements on certificates for Tendered Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, or is a savings institution, commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and which is, in each case, a member of a recognized signature guarantee program (i.e., Securities Transfer Agents Medallion Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program) (an "Eligible Institution").

        Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Tendered Notes are tendered by: (i) the registered holder thereof (which term for purposes of the exchange offer includes any participant of DTC whose name appears on a security position listing as the holder of such Tendered Notes) who has not completed Box V (Special Issuance Instructions) or Box VI (Special Delivery Instructions) on this Letter of Transmittal or (ii) an Eligible Institution.

        4.    Special Issuance and Delivery Instructions.    Tendering holders should indicate in the applicable boxes the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent if different from the name or address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated. If no such instructions are given, certificates evidencing such Old Notes not exchanged and New Notes issued pursuant to the Exchange Offer will be returned to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered Notes) (or, in the case of a book-entry tender of Old Notes, credited to the account at DTC indicated in Box III (Method of Delivery)).

        5.    Tax Identification Number.    Federal income tax law generally requires that a tendering holder whose Tendered Notes are accepted for exchange must provide the Issuer (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which in the case of a tendering holder who is an individual, is his or her social security number, and in the case of an entity, the TIN is typically the employer identification number. If the Issuer is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to a portion of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

        Exempt holders of Old Notes (such as corporations) are not subject to these backup withholding and reporting requirements.

        To prevent backup withholding, each holder of Tendered Notes must provide its correct TIN by completing the Substitute Form W-9 set forth above, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the holder of Tendered Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Issuer a completed Form W-8, Certificate of Foreign Status. This form may be obtained from the Exchange Agent. If the Tendered Notes are in more than one name or are not in the name of the Beneficial Owner, the tendering holder should consult its tax advisor for information on which TIN to report. If such holder does not have a TIN, such holders should consult its tax advisor for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 that the holder is "Awaiting TIN" and write "applied for" in lieu of its TIN in Part 1. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the

Issuer within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuer.

        6.    Transfer Taxes.    The Issuer will pay all transfer taxes, if any, applicable to the transfer of Tendered Notes to it pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Tendered Notes, or if the Tendered Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Tendered Notes to the Issuer pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes specified in this Letter of Transmittal.

        7.    Waiver of Conditions.    The Issuer reserves the absolute right to amend, waive or modify any or all conditions relating to the Exchange Offer set forth in the Prospectus.

        8.    No Conditional Tenders.    No alternative, conditional, irregular or contingent tenders will be accepted. All holders of Tendered Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Tendered Notes for exchange.

        9.    Mutilated, Lost, Stolen or Destroyed Old Notes.    Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address set forth on the front cover and back cover hereof for further instructions.

        10.    Validity of Tenders.    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Tendered Notes not properly tendered or any Tendered Notes, the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right in its sole discretion to waive any defects, irregularities or conditions of tender as to any Tendered Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the Instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with Tendered Notes must be cured within such time as the Issuer shall determine. Although the Issuer intends to notify holders of defects or irregularities with respect to tenders of Tendered Notes, neither the Issuer, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Tendered Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Tendered Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as promptly as practicable following the Expiration Date.

        11.    Acceptance of Tendered Notes and Issuance of Notes; Return of Notes.    Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Old Notes as promptly as practicable after the Expiration Date and will issue New Notes therefor as promptly as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Tendered Notes will be returned, without expense, to the person signing this Letter of Transmittal at the address indicated in Box I (Description of Tendered

Notes), except as may otherwise be specified in Box V (Special Issuance Instructions) or Box VI (Special Delivery Instructions).

        12.    Withdrawal.    Tendered Notes may be withdrawn only pursuant to the procedures set forth in the Prospectus under "The Exchange Offer—Withdrawal of Tenders."

        13.    Requests for Assistance or Additional Copies.    Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address and telephone number set forth on the front cover and back cover hereof.

U.S. Bank National Association,
as Exchange Agent

By Mail or Hand Delivery:	U.S. Bank National Association 60 Livingston Avenue Mail Station—EP-MN-WS2N St. Paul, Minnesota 55107-2292
Attention:	Specialized Finance
Phone:	(800) 934-6802
Facsimile Transmission:	(651) 495-8158

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  Exhibit 99.1
TRIUMPH GROUP, INC.
INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
U.S. Bank National Association, as Exchange Agent